Fair Values of Assets and Liabilities - Changes in Level 3 Assets and Liabilities Measured at Fair Value on Recurring Basis (Detail) (Recurring [Member], Derivative Loan Commitments and Forward Loan Sale Commitments, Net [Member], USD $)
In Thousands, unless otherwise specified
	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Recurring [Member] | Derivative Loan Commitments and Forward Loan Sale Commitments, Net [Member]
Fair Value Of Assets And Liabilities Measured On Non Recurring Basis [Line Items]
Beginning balance	$ 276	$ 508
Total realized and unrealized losses included in net income	(188)	(232)
Ending balance	88	276
Total realized gain relating to instruments still held at year end	$ 88	$ 276